                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)

                                  May 7, 1997
                 --------------------------------------------

                      TRANSITIONAL HOSPITALS CORPORATION
                      ----------------------------------
            (Exact Name of Registrant as Specified in its Charter)



Nevada                              1-7008                 94-1599386
----------------                    --------------        -----------------
(State or other Jurisdiction        (Commission            (IRS Employer
of Incorporation)                   File Number)           Identification
                                                           Number)


               5110 West Sahara Avenue, Las Vegas, Nevada 89102
               ------------------------------------------------
         (Address of Principal Executive Offices, Including ZIP code)

Registrant's telephone number, including area code (702) 259-3600
                                                   --------------

                 _____________________________________________
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events

      On May 7, 1997 Transitional Hospitals Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 and which is hereby
                                     ------------
incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      Exhibit No.         Description of Exhibit
      -----------         ----------------------

       99.1               Press Release dated May 7, 1997
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 7, 1997                    TRANSITIONAL HOSPITALS CORPORATION





                                      By: /s/ JULIA KOPTA
                                         -------------------------------
                                      Name: Julia Kopta
                                      Title: General Counsel & Executive
                                              Vice President

                                      -3-